UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023

Compute Health Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40001	85-3449307
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1100 North Market Street
4th Floor
Wilmington, DE 19890
(Address of principal executive offices)

(212) 829-3500
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-quarter of one Redeemable Warrant	CPUH.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share, included as part of the Units	CPUH	The New York Stock Exchange
Redeemable Warrants included as part of the Units, each exercisable for one share of Class A common stock for $11.50 per share	CPUH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on February 9, 2023, Compute Health Acquisition Corp., a blank check company incorporated as a Delaware corporation (the “Company”), entered into a business combination agreement (the “Existing Business Combination Agreement”) with Compute Health Corp., a Delaware corporation and direct, wholly-owned subsidiary of the Company (“Merger Sub I”), Compute Health LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), Allurion Technologies Holdings, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Allurion (as defined below) (“Pubco”), and Allurion Technologies, Inc., a Delaware corporation (“Allurion” and, collectively with the Company, the Merger Subs and Pubco, the “Parties”). On May 2, 2023, the Company entered into that certain Amendment No. 1 to the Business Combination Agreement (the “BCA Amendment” and, the Existing Business Combination Agreement, as amended by the BCA Amendment, the “Business Combination Agreement”) with the Merger Subs, Pubco and Allurion, and the applicable Parties entered into certain related agreements, all as described further below.

Following the date of the execution of the Existing Business Combination Agreement and prior to the execution of the BCA Amendment, Allurion issued an aggregate principal amount of $16.75 million of convertible unsecured promissory notes (the “Bridge Notes”) to various investors pursuant to a convertible note purchase agreement, dated as of February 15, 2023, including a $13 million Bridge Note (the “HVL Bridge Note”) sold to Hunter Ventures Limited (“HVL”) on February 15, 2023. The Bridge Notes were offered in a private placement under the Securities Act of 1933, as amended (the “Securities Act”). The Bridge Notes will mature on December 31, 2026, unless earlier repaid or converted in accordance with their terms, and will accrue interest at a rate of 7.00% per annum. Among other terms, if Allurion consummates the transactions contemplated by the Business Combination Agreement on or before August 31, 2023, the Bridge Notes shall be converted into the number of shares of common stock, par value $0.0001 per share, of Allurion (“Allurion Common Stock”) obtained by dividing the outstanding balance of the Bridge Notes by the quotient of (a) $217,291,008 and (b) the number of outstanding shares of Allurion Common Stock determined on a fully-diluted basis, immediately prior to the consummation of the transactions contemplated by the Business Combination Agreement (such conversion price, the “Conversion Price”). Certain holders of Bridge Notes (the “Side Letter Holders”), including RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd. and RTW Venture Fund Limited (collectively, “RTW”), HVL and Jason Gulbinas, also entered into letter agreements with Allurion (collectively, the “Side Letters”), pursuant to which, in the event the Side Letter Holders’ Bridge Notes converted in connection with the consummation of the transactions contemplated by the Business Combination Agreement, the conversion rate for such Bridge Notes would be adjusted after the closing date of the Business Combination Agreement to provide each of the Side Letter Holder with additional shares of common stock, par value $0.0001 per share, of Pubco ( “Pubco Common Stock”), in the event that the trading price of the shares of Pubco Common Stock was lower than the Conversion Price, as adjusted for the Intermediate Merger Exchange Ratio (as defined in the Business Combination Agreement). We refer to the financing described in this paragraph as the “Initial Financing.”

Following the consummation of the Initial Financing, the Parties determined to refinance the Initial Financing, as set forth below.

Termination Agreements

Pursuant to termination letter agreements (each, a “Termination Agreement” and, collectively, the “Termination Agreements”), entered into by Allurion with each of the Side Letter Holders, the Side Letters were terminated, effective as of May 2, 2023. In addition, under the Termination Agreements, upon the terms and subject to the conditions set forth therein, the Side Letter Holders also waived certain provisions and obligations set forth in their respective Bridge Notes with respect to proportionate repayment obligations that would otherwise apply to Allurion under the Bridge Notes. Other provisions of the Side Letter Holders’ Bridge Notes remain unchanged and in full force and effect.

HVL’s Termination Agreement also provides, upon the terms and subject to the conditions set forth therein, Allurion with the right to prepay, in one or more transactions, all or a portion of the outstanding principal amount, plus accrued interest, under the HVL Bridge Note, including by way of (a) a $2 million payment in cash by Allurion to HVL on May 2, 2023, $1.5 million of which is deemed a prepayment penalty (the “Prepayment”) and (b) immediately prior to the consummation of the transactions contemplated by the Business Combination Agreement, an additional payment of at least $6 million, up to the then-outstanding principal amount, plus accrued interest, under the HVL Bridge Note (the “Additional Payment”) (the repayment contemplated by clauses (a) and (b), the “Repayment”) by way of (i) payment in cash by Allurion and/or (ii) the sale and transfer of all or any portion of the HVL Bridge Note, equivalent in value to the portion of the Additional Payment to be repaid pursuant to this clause (b)(ii), to any person or persons designated in writing by Allurion.

In addition, under HVL’s Termination Agreement, upon the terms and subject to the conditions set forth therein, Pubco has agreed to issue to HVL a number of shares of Pubco Common Stock equal to (a) (i) the Pubco Share Target (as defined below) minus (ii) the number of shares of Pubco Common Stock issued to HVL upon the consummation of the transactions contemplated by the Business Combination Agreement in exchange for the shares of Allurion Common Stock issued upon conversion of the HVL Bridge Note pursuant to the terms thereof (and based on the outstanding principal and accrued interest under such notes as of such time) (the “Additional Hunter Shares”) plus (b) 300,000 shares of Pubco Common Stock (the “Hunter Closing Shares”). “Pubco Share Target” means a number of shares of Pubco Common Stock equal to (a) the outstanding principal and accrued interest under the HVL Bridge Note immediately prior to the consummation of the transactions contemplated by the Business Combination Agreement (after giving effect to the payment of the Repayment) divided by (b) $5.00.

In connection with the Prepayment, on May 2, 2023, Allurion and HVL entered into a written consent to convertible unsecured promissory note prepayment (the “Prepayment Consent”), pursuant to which HVL consented to the Repayment and waived each of the prepayment restrictions included in the HVL Bridge Note, to the extent related to the Repayment.

Copies of each of the Termination Agreements are filed with this Current Report on Form 8-K as Exhibit 10.1, 10.2 and 10.3, respectively, and is incorporated herein by reference, and the foregoing description of the Termination Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference thereto.

A copy of the Prepayment Consent is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference, and the foregoing description of the Prepayment Consent and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference thereto.

Backstop Agreement

On May 2, 2023, CFIP2 ALLE LLC (“Fortress”) and RTW (together, the “Backstop Purchasers”) entered into a Backstop Agreement with Allurion, Pubco and HVL (the “Backstop Agreement”). Pursuant to the Backstop Agreement, upon the terms and subject to the conditions set forth therein, each Backstop Purchaser agreed that, to the extent any portion of the HVL Bridge Note remains outstanding following the Determination Date (as defined below), such Backstop Purchaser will, at a closing to take place at the same time, on the same date and concurrently with but immediately prior to the closing of the merger of Merger Sub I with and into Allurion pursuant to the Business Combination Agreement (the “Intermediate Merger”) (the “Backstop Closing” and the date on which such closing occurs, the “Backstop Closing Date”), purchase up to $2 million aggregate principal amount (the “Maximum Purchase Amount”) of the HVL Bridge Note from HVL.

As soon as practicable, but in any event within one business day following the date of the special meeting of stockholders of the Company held for the purpose of obtaining the approval of the Company’s stockholders of the Business Combination Agreement and the transactions contemplated thereby (such meeting, the “Special Meeting” and such date, the “Determination Date”), Allurion will notify HVL and the Backstop Purchasers of, among other things, the Backstop Closing Date, the amount of principal then outstanding under the HVL Bridge Note (the “Balance”) and, subject to the limitations set forth in the Backstop Agreement, the amount of the Balance, which may not exceed each Backstop Purchaser’s Maximum Purchase Amount, that Allurion requires each Backstop Purchaser to purchase from HVL (the “Backstop Purchase Amount”).

In connection with the purchase of the aggregate Backstop Purchase Amounts, upon the terms and subject to the conditions set forth in the Backstop Agreement, Allurion will (a) cancel the existing HVL Bridge Note and issue a new convertible unsecured promissory note to HVL for any remaining Balance of the HVL Bridge Note expected to be outstanding after the Backstop Closing, together with all unpaid interest on the HVL Bridge Note accrued since the date of issuance thereof and (b) issue new convertible unsecured promissory notes (the “New Bridge Notes”) to each Backstop Purchaser with an issuance date of the Backstop Closing Date and an original principal amount equal to such Backstop Purchaser’s Backstop Purchase Amount, with such New Bridge Notes to be held in escrow until the Backstop Closing.

In addition, upon the terms and subject to the conditions set forth in the Backstop Agreement, in consideration of each Backstop Purchaser’s commitment to purchase its Backstop Purchase Amount of the HVL Bridge Note, subject to the terms and conditions of the Backstop Agreement, Pubco will, no later than the Backstop Closing Date, issue to each Backstop Purchaser a number of shares of Pubco Common Stock (the “Backstop Shares”) as follows:

a)	In the event that the Backstop Purchase Amount for each Backstop Purchaser is equal to its Maximum Purchase Amount, Pubco will issue to each Backstop Purchaser under the Backstop Agreement an aggregate amount of Pubco Common Stock equal to the greater of (i) 700,000 shares of Pubco Common Stock and (ii) the Conditional Additional Pubco Shares (as defined below) issuable (x) in the case of Fortress, to Fortress or its applicable affiliate pursuant to the Fortress Credit Agreement (as defined in the Business Combination Agreement) and (y) in the case of RTW, to RTW pursuant to the Amended and Restated RTW Side Letter (as defined below); provided that, in the event that for any reason the aggregate number of shares issuable to Fortress pursuant to clause (ii) above is greater than the aggregate number of shares issuable to RTW pursuant to clause (ii), or vice versa, the Backstop Purchaser that would receive the lesser aggregate number of shares shall instead receive the higher number of aggregate shares so that, pursuant to such clause (ii), each of Fortress and RTW shall receive the same aggregate number of shares of Pubco Common Stock.

b)	In the event that the Backstop Purchase Amount for each Backstop Purchaser is less than its Maximum Purchase Amount, Pubco will issue to each Backstop Purchaser under the Backstop Agreement an aggregate amount of shares of Pubco Common Stock equal to (i) 700,000 multiplied by a fraction having (x) a numerator equal to such Backstop Purchaser’s Backstop Purchase Amount and (y) a denominator equal to 2,000,000.

Under the Backstop Agreement, the “Conditional Additional Pubco Shares” means the following:

a)	With respect to Fortress, a number of additional shares of Pubco Common Stock exceeding the 250,000 shares of Pubco Common Stock that, at the consummation of the transactions contemplated by the Business Combination Agreement, will be issued to Fortress or its applicable affiliate pursuant to the Fortress Credit Agreement, in a maximum amount not to exceed 750,000 shares of Pubco Common Stock, that may be issuable to Fortress or its applicable affiliate pursuant to the Fortress Credit Agreement.

b)	With respect to RTW, a number of additional shares of Pubco Common Stock exceeding the 250,000 shares of Pubco Common Stock that, at the consummation of the transactions contemplated by the Business Combination Agreement, will be issued to RTW pursuant to the Amended and Restated RTW Side Letter, in a maximum amount not to exceed 750,000 shares of Pubco Common Stock, that may be issuable to RTW pursuant to the Amended and Restated RTW Side Letter.

A copy of the Backstop Agreement is filed with this Current Report on Form 8-K as Exhibit 10.5, and is incorporated herein by reference, and the foregoing description of the Backstop Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference thereto.

Amended and Restated RTW Side Letter

As previously disclosed, on February 9, 2023, in connection with the execution of the Existing Business Combination Agreement, the Company, Pubco, Allurion and Merger Sub II entered into a side letter (the “Existing RTW Side Letter”) with RTW, pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, Pubco agreed to issue up to an additional 1,000,000 shares of Pubco Common Stock to RTW, with (a) 250,000 of such shares to be issued at the consummation of the transactions contemplated by the Business Combination Agreement and not subject to any contingencies and (b) 750,000 of such shares to be issued based on the Net Closing Cash (as defined in the Business Combination Agreement) as of immediately prior to the effective time of the Intermediate Merger (to be determined linearly, based on no such shares being issuable if such Net Closing Cash is equal to or greater than $100 million and 750,000 such shares being issuable if such Net Closing Cash is equal to or less than $70 million).

On May 2, 2023, pursuant to the Backstop Agreement and contemporaneous with the execution of the Backstop Agreement, the Company, Pubco, Merger Sub II, Allurion and RTW entered into an amended and restated side letter (the “Amended and Restated RTW Side Letter”), which amends and restates the Existing RTW Side Letter in its entirety, in order to reflect that any Conditional Additional Pubco Shares issuable to RTW under the Amended and Restated RTW Side Letter, if any, would be calculated net of any Backstop Shares issuable to RTW under the Backstop Agreement. Additionally, pursuant to the Amended and Restated RTW Side Letter, the parties to the Amended and Restated RTW Side Letter have agreed that, if a third party subsequently provides Allurion with debt financing on more favorable terms than those provided to RTW under the Backstop Agreement, RTW will be offered the same or more favorable terms and conditions as Allurion provided to such third party.

A copy of the Amended and Restated RTW Side Letter is filed with this Current Report on Form 8-K as Exhibit 10.6, and is incorporated herein by reference, and the foregoing description of the Amended and Restated RTW Side Letter and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference thereto.

Fortress Side Letter

As previously disclosed, on February 9, 2023, in connection with the execution of the Existing Business Combination Agreement, Fortress and Allurion entered into the Fortress Bridging Agreement (as defined in the Business Combination Agreement), pursuant to which, among other things, upon the terms and subject to the conditions set forth in the Fortress Credit Agreement (as defined in the Business Combination Agreement) to be entered into upon the consummation of the transactions contemplated by the Business Combination Agreement, Pubco agreed to issue up to an additional 1,000,000 shares of Pubco Common Stock to Fortress, with (i) 250,000 of such shares to be issued at the consummation of the transactions contemplated by the Business Combination Agreement and not subject to any contingencies and (ii) 750,000 of such shares to be issued based on the Net Closing Cash as of immediately prior to the effective time of the Intermediate Merger (to be determined linearly, based on no such shares being issuable if such Net Closing Cash is equal to or greater than $100 million and 750,000 such shares being issuable if such Net Closing Cash is equal to or less than $70 million).

On May 2, 2023, pursuant to the Backstop Agreement and contemporaneous with the execution of the Backstop Agreement, Fortress and Allurion entered into a letter agreement (the “Fortress Side Letter”), in order to reflect that any Conditional Additional Pubco Shares issuable to Fortress under the Fortress Credit Agreement, if any, would be calculated net of any Backstop Shares issuable to Fortress under the Backstop Agreement. Additionally, pursuant to the Fortress Side Letter, Fortress and Allurion have agreed that, if a third party subsequently provides Allurion with debt financing on more favorable terms than those provided to Fortress under the Backstop Agreement, Fortress will be offered the same or more favorable terms and conditions as Allurion provided to such third party.

Pursuant to the Fortress Side Letter, Fortress has also waived its condition to closing under the Fortress Bridging Agreement (as defined in the Business Combination Agreement), which required that Allurion raise at least $15 million in incremental financing prior to the consummation of the transactions contemplated by the Business Combination Agreement.

A copy of the Fortress Side Letter is filed with this Current Report on Form 8-K as Exhibit 10.7, and is incorporated herein by reference, and the foregoing description of the Fortress Side Letter and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference thereto.

Contribution Agreements

On May 2, 2023, The Shantanu K. Gaur Revocable Trust of 2021, an estate planning vehicle of Shantanu Gaur, the Chief Executive Officer of Allurion (the “Gaur Trust”), and Pubco entered into a Contribution Agreement (the “Gaur Contribution Agreement”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, the Gaur Trust agreed to contribute to Pubco, as a contribution of capital, a number of shares of Pubco Common Stock (the “Gaur Trust Contributed Shares”) equal to: (a) 50,000 shares of Pubco Common Stock (being one-sixth of the Hunter Closing Shares) plus (b) a number of shares of Pubco Common Stock equal to one-third of the Additional Hunter Shares. The. Gaur Trust’s contribution of the Gaur Trust Contributed Shares will be effective immediately following the consummation of the transactions contemplated by the Business Combination Agreement and the issuance of Pubco Common Stock to the Gaur Trust pursuant to the terms of the Business Combination Agreement.

Additionally, on May 2, 2023, Compute Health Sponsor LLC, a Delaware limited liability company and the Company’s sponsor (the “Sponsor”), and the Company entered into a Contribution Agreement (the “Sponsor Contribution Agreement” and, together with the Gaur Contribution Agreement, the “Contribution Agreements”) pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, the Sponsor agreed to contribute to the Company, as a contribution to capital, a number of shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) equal to: (a) (i) 200,000 shares of Class A Common Stock (as adjusted pursuant to clause (b), being equivalent to two-thirds of the Hunter Closing Shares) plus (ii) a number of shares of Class A Common Stock equal to (as adjusted pursuant to clause (b)) one-third of the Additional Hunter Shares divided by (b) 1.420455 (the “Sponsor Contributed Shares”). The Sponsor’s contribution of the Sponsor Contributed Shares will be contingent upon the closing of the transactions contemplated by the Business Combination Agreement, and will be effective immediately following the Sponsor Recapitalization (as defined in the Business Combination Agreement) and immediately prior to the merger of the Company with and into Pubco pursuant to the terms of the Business Combination Agreement.

Copies of each of the Contribution Agreements are filed with this Current Report on Form 8-K as Exhibit 10.8 and 10.9, respectively, and are incorporated herein by reference, and the foregoing description of the Contribution Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference thereto.

RSU Forfeiture Agreement

On May 2, 2023, Krishna Gupta, a member of the Allurion board of directors, entered into a letter agreement with Allurion (the “RSU Forfeiture Agreement”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, Mr. Gupta agreed to forfeit to Allurion a number of restricted stock unit awards (the “Forfeited RSUs”), determined immediately following the consummation of the transactions contemplated by the Business Combination Agreement and after giving effect to the exchange of such Restricted Stock Units pursuant to the Business Combination Agreement based on the Intermediate Merger Exchange Ratio, equal in number to up to (a) 50,000 shares of Pubco Common Stock (being one-sixth of the Hunter Closing Shares) plus (b) a number of shares of Pubco Common Stock equal to one-third of the Additional Hunter Shares. The Forfeited RSUs shall be terminated and cancelled without consideration therefor, effective as of immediately following the consummation of the transactions contemplated by the Business Combination Agreement.

A copy of the RSU Forfeiture Agreement is filed with this Current Report on Form 8-K as Exhibit 10.10, and is incorporated herein by reference, and the foregoing description of the RSU Forfeiture Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference thereto.

BCA Amendment

On May 2, 2023, in connection with the foregoing refinancing transactions, the Company entered into the BCA Amendment with the other Parties, which, among other things, amended the calculation of the aggregate number of shares of Pubco Common Stock to be issued to (or reserved for issuance for) Allurion equityholders upon the consummation of the Intermediate Merger to be as follows: (a) 37,812,000 minus (b) (x) a number of shares of Pubco Common Stock equal to (i) 1,400,000 multiplied by (ii) (x) the aggregate Backstop Purchase Amounts divided by (y) $4 million (such quotient, the “Backstop Percentage” and such shares calculated pursuant to this clause (y), the “BCA Backstop Shares”); provided that the Backstop Percentage shall not exceed one hundred percent (100%) minus (c) a number of shares of Pubco Common Stock equal to (x) (i) 1,500,000 minus (ii) the BCA Backstop Shares multiplied by (y) the Net Closing Cash Percentage (as defined in the Business Combination Agreement) (such shares, the “Allocated Shares”); provided that, if the Backstop Percentage equals one hundred percent (100%), then the Allocated Shares will be a number of shares of Pubco Common Stock equal to greater of (a) the BCA Backstop Shares or (b) 1,500,000 multiplied by the Net Closing Cash Percentage. Additionally, the BCA Amendment replaced the form of Investor Rights Agreement attached as an exhibit to the Existing Business Combination Agreement with a revised form of Investor Rights Agreement (as described below).

Other than as expressly modified by the BCA Amendment, the Existing Business Combination Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 9, 2023, remains in full force and effect. A copy of the BCA Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference, and the foregoing description of the BCA Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference thereto.

Investor Rights Agreement

As previously disclosed, in connection with the transactions contemplated by the Business Combination Agreement, Pubco, the Sponsor, certain stockholders of Allurion and certain other parties will enter into an Investor Rights and Lock-up Agreement (the “Investor Rights Agreement”) upon the consummation of the transactions contemplated by the Business Combination Agreement. Pursuant to the Investor Rights Agreement, upon the terms and subject to the conditions set forth therein, each signatory thereto (other than Pubco) will be granted certain registration rights with respect to their respective shares of Pubco Common Stock, and certain signatories thereto will be subject to certain transfer restrictions with respect to their shares of Pubco Common Stock. Pursuant to the BCA Amendment, on May 2, 2023, the form of Investor Rights Agreement was revised to provide that, among other things, the transfer restrictions contained therein shall not apply to the Backstop Shares or the shares of Pubco Common Stock anticipated to be issued to each of HVL, RTW, Fortress and the other holders of Bridge Notes.

A copy of the Investor Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.11, and is incorporated herein by reference, and the foregoing description of the Investor Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference thereto.

Each of the Termination Agreements, the Prepayment Consent, the Backstop Agreement, the Amended and Restated RTW Side Letter, the Fortress Side Letter, the Contribution Agreements, the RSU Forfeiture Agreement, the BCA Amendment and the form of Investor Rights Agreement (collectively, the “Ancillary Documents”) contains representations, warranties or covenants that the respective parties made to each other as of the date of the Ancillary Documents or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Ancillary Documents. The Ancillary Documents are being filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Ancillary Documents. In particular, the representations, warranties, covenants and agreements contained in the Ancillary Documents, which were made only for purposes of the Ancillary Documents and as of specific dates, were solely for the benefit of the parties to the Ancillary Documents, may be subject to limitations agreed upon by the contracting parties and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under the Ancillary Documents and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Ancillary Documents. In addition, the representations, warranties, covenants and agreements and other terms of the Ancillary Documents may be subject to subsequent waiver or modification.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Termination Agreements, the Backstop Agreement, the Amended and Restated RTW Side Letter, the Fortress Side Letter and the BCA Amendment is incorporated by reference herein. The shares of Pubco Common Stock issuable pursuant to such agreements will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, as applicable.

Important Information About the Proposed Transactions and Where to Find It

This Current Report on Form 8-K relates to a proposed business combination between the Company, Allurion and Pubco. Pubco intends to file the Registration Statement on Form S-4 with the SEC, which will include a document that serves as a proxy statement and prospectus of the Company and Pubco and a full description of the terms of the Business Combination Agreement and the Ancillary Documents (as defined in the Business Combination Agreement) (the “Proposed Transactions”). The proxy statement/prospectus will be mailed to the Company’s stockholders as of a record date to be established for voting at the Special Meeting. The Company and Pubco may also file other documents regarding the Proposed Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Proposed Transactions, including the risk factors and other disclosures set forth in the Company’s filings with the SEC, and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. The Company’s stockholders and other interested persons are advised to read, when available, the Registration Statement on Form S-4, including the proxy statement/prospectus and any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transactions, as these materials will contain important information about Allurion, the Company and the Proposed Transactions. The Registration Statement on Form S-4, including the proxy statement/prospectus, and other documents that are filed with the SEC, once available may be obtained without charge at the SEC’s website at www.sec.gov, or by directing a written request to Compute Health Acquisition Corp., 1100 North Market Street, 4th Floor, Wilmington, Delaware 19890.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

The Company, Allurion, Pubco, certain stockholders of the Company and certain of the Company’s, Allurion’s and Pubco’s respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the stockholders of the Company with respect to the Proposed Transactions. A list of the names of such persons and information regarding their interests in the proposed transaction will be contained in the Registration Statement on Form S-4 and proxy statement/prospectus, when available. Stockholders, potential investors and other interested persons should read the Registration Statement on Form S-4 and proxy statement/prospectus carefully when they become available and before making any voting or investment decisions. Free copies of these documents may be obtained from the sources indicated above, when available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the federal U.S. securities laws with respect to the Company, Allurion and the Proposed Transactions between them, the benefits of the proposed transaction, the amount of cash the proposed transaction will provide the Company and Allurion, the anticipated timing of the proposed transaction, the services and markets of Allurion, the expectations regarding future growth, results of operations, performance, future capital and other expenditures, competitive advantages, business prospects and opportunities, future plans and intentions, results, level of activities, performance, goals or achievements or other future events. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “expect,” “may,” “could,” “will,” “potential,” “intend,” “estimate,” “should,” “plan,” “predict,” or the negative or other variations of such statements. They reflect the current beliefs and assumptions of the Company’s management and Allurion’s management and are based on the information currently available to the Company’s management and Allurion’s management. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the Proposed Transactions may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the Proposed Transactions, including, but not limited to, the approval of the Business Combination Agreement by the stockholders of the Company and the stockholders of Allurion, the satisfaction of the Net Closing Cash amount and the receipt of certain governmental and regulatory approvals; (iv) changes to the proposed structure of the Proposed Transactions that may be required, or considered appropriate, as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Proposed Transactions; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the ability to complete the PIPE Financing, the Fortress Financing and the Revenue Interest Financing (each as defined in the Business Combination Agreement); (vii) the Company’s ability to acquire sufficient sources of funding if and when needed; (viii) the effect of the announcement or pendency of the Proposed Transactions on Allurion’s business relationships, operating results and business generally; (ix) risks that the Proposed Transactions disrupt current plans and operations of Allurion; (x) the ability of Pubco, following the consummation of the Proposed Transactions (the “Surviving Corporation”), to implement business plans, forecasts and other expectations after the completion of the Proposed Transactions, and identify and realize additional opportunities; (xi) significant risks, assumptions, estimates and uncertainties related to the projected financial information with respect to Allurion; (xii) the outcome of any legal proceedings that may be instituted against Allurion, Pubco or the Company following the announcement of the Business Combination Agreement or the Proposed Transactions; (xiii) Allurion’s ability to commercialize current and future products and services and create sufficient demand among health care providers and patients; (xiv) Allurion’s ability to successfully complete current and future preclinical studies and clinical trials of the Allurion Gastric Balloon and any other future product candidates; (xv) Allurion’s ability to obtain market acceptance of the Allurion Gastric Balloon as safe and effective; (xvi) Allurion’s ability to cost-effectively sell existing and future products through existing distribution arrangements with distributors and/or successfully adopt a direct sales force as part of a hybrid sales model that includes both distributors and a direct sales effort; (xvii) Allurion’s ability to obtain regulatory approval or clearance in the U.S. and certain non-U.S. jurisdictions for current and future products and maintain previously obtained approvals and/or clearances in those jurisdictions where Allurion’s products and services are currently offered; (xviii) Allurion’s ability to accurately forecast customer demand and manufacture sufficient quantities of product that patients and health care providers request; (xix) Allurion’s ability to successfully compete in the highly competitive and rapidly changing regulated industries in which Allurion operates, and effectively address changes in such industries, including changes in competitors’ products and services and changes in the laws and regulations that affect Allurion; (xx) Allurion’s ability to successfully manage future growth and any future international expansion of Allurion’s business and navigate the risks associated with doing business internationally; (xxi) Allurion’s ability to obtain and maintain intellectual property protection for its products and technologies and acquire or license intellectual property from third parties; (xxii) the ability of Allurion to retain key executives; (xxiii) the ability to obtain and maintain the listing of the Company’s or the Surviving Corporation’s securities on a national securities exchange; (xxiv) Allurion’s ability to properly train physicians in the use of the Allurion Gastric Balloon and other services it offers in its practices; (xxv) the risk of downturns in the market and Allurion’s industry including, but not limited to, as a result of the COVID-19 pandemic; (xxvi) fees, costs and expenses related to the Proposed Transactions; (xxvii) the risk that the collaboration agreement with Medtronic, Inc. will not be signed and that the parties will not achieve the expected benefits, incremental revenue and opportunities from such arrangement; (xxviii) the failure to realize anticipated benefits of the Proposed Transactions or to realize estimated pro forma results and underlying assumptions, including with respect to estimated redemptions by the Company’s public stockholders; and (xxix) sanctions against Russia, reductions in consumer confidence, heightened inflation, production disruptions in Europe, cyber disruptions or attacks, higher natural gas costs, higher manufacturing costs and higher supply chain costs. The foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form S-1 (File No. 333-252245) and Annual Report on Form 10-K for the year ended December 31, 2022 and the Registration Statement on Form S-4 and proxy statement/prospectus, when available, and other documents filed by the Company and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and none of Allurion, Pubco or the Company assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. None of the Company, Allurion or Pubco gives any assurance that the Company, Allurion or Pubco will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1†	Amendment No. 1 to the Business Combination Agreement, dated as of May 2, 2023, by and among Compute Health Acquisition Corp., Compute Health Corp., Compute Health LLC, Allurion Technologies Holdings, Inc. and Allurion Technologies, Inc.
10.1††	Side Letter Termination Agreement, dated as of May 2, 2023, by and among Allurion Technologies, Inc., Romulus Growth Allurion L.P. and Hunter Ventures Limited.
10.2††	Side Letter Termination Agreement, dated as of May 2, 2023, by and among Allurion Technologies, Inc., RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd. and RTW Venture Fund Limited.
10.3††	Side Letter Termination Agreement, dated as of May 2, 2023, by and among Allurion Technologies, Inc. and Jason Gulbinas.
10.4	Written Consent to Convertible Unsecured Promissory Note Prepayment, dated as of May 2, 2023, by and among Allurion Technologies, Inc. and Hunter Ventures Limited
10.5††	Backstop Agreement, dated as of May 2, 2023, by and among Hunter Ventures Limited, Allurion Technologies Holdings, Inc., Allurion Technologies, Inc., RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd., RTW Venture Fund Limited and Fortress Credit Corp.
10.6††	Amended and Restated RTW PIPE Side Letter Agreement, dated as of May 2, 2023, by and among Compute Health Acquisition Corp., Allurion Technologies Holdings, Inc., Compute Health LLC, Allurion Technologies, Inc., RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd. and RTW Venture Fund Limited.
10.7	Side Letter Agreement, dated as of May 2, 2023, by and between Allurion Technologies, Inc. and CFIP2 ALLE LLC.
10.8	Contribution Agreement, dated as of May 2, 2023, by and between Shantanu K. Gaur and Neha Gaur, Trustees of THE SHANTANU K. GAUR REVOCABLE TRUST OF 2021, and Allurion Technologies Holdings, Inc.
10.9	Contribution Agreement, dated as of May 2, 2023, by and between Compute Health Sponsor LLC and Allurion Technologies Holdings, Inc.
10.10	RSU Partial Forfeiture and Amendment Agreement, dated as of May 2, 2023, by and between Allurion Technologies, Inc. and Krishna Gupta.
10.11††	Form of Investor Rights Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.
††	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compute Health Acquisition Corp.

By:	/s/ Joshua Fink
	Name:	Joshua Fink
	Title:	Co-Chief Executive Officer

Dated: May 2, 2023